THE ONE®

INCOME ANNUITYSM

Issued Through

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated December 27, 2005

to the

Prospectus dated May 1, 2005

Effective May 1, 2006, the JPMorgan Investment Trust Mid Cap Value subaccount will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after April 28, 2006.

If you have any amount in the JPMorgan Investment Trust Mid Cap Value subaccount on May 1, 2006, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the JPMorgan Investment Trust Mid Cap Value subaccount into other subaccounts;
•	withdraw amounts from the JPMorgan Investment Trust Mid Cap Value subaccount; and
•	maintain your current investment in the JPMorgan Investment Trust Mid Cap Value subaccount.

As always, the availability of any subaccount as an investment option, including the JPMorgan Investment Trust Mid Cap Value subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.